THE ADVISORS’ INNER CIRCLE FUND III

(the “Trust”)

Aperture New World Opportunities Fund

Aperture Endeavour Equity Fund

Aperture Discover Equity Fund

Aperture International Equity Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated November 29, 2023 to the Funds’ Prospectus (the “Prospectus”), Summary Prospectuses (the “Summary Prospectuses”) and Statement of Additional Information (“SAI”), each dated May 1, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectuses and SAI, and should be read in conjunction with the Prospectus, Summary Prospectuses and SAI.

The Board of Trustees of the Trust, at the recommendation of Aperture Investors, LLC (the “Adviser”), the investment adviser of the Funds, has approved a plan of liquidation providing for the liquidation of each Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. The Funds are expected to cease operations and liquidate on or about the dates listed below (each, a “Liquidation Date”).

Fund	Liquidation Date
Aperture New World Opportunities Fund	January 31, 2024
Aperture Endeavour Equity Fund	January 15, 2024
Aperture Discover Equity Fund	January 15, 2024
Aperture International Equity Fund	January 15, 2024

Each Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Prior to its Liquidation Date, each Fund’s shareholders may redeem (sell) their shares in the manner described in the “Purchasing, Selling and Exchanging Fund Shares – How to Sell Your Fund Shares” section of the Prospectus. For those shareholders that do not redeem (sell) their shares prior to their Fund’s Liquidation Date, the Funds will distribute to each such shareholder, on or promptly after the applicable Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Funds as of the applicable Liquidation Date.

In anticipation of the liquidation of the Funds, the Adviser may manage each Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amounts will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in a Fund on its Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on its Liquidation Date will reflect costs of liquidating the Fund. Shareholders will receive liquidation proceeds as soon as practicable after their Fund’s Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

API-SK-002-0300

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